                              GARTMORE MUTUAL FUNDS

  Gartmore Convertible Fund, Gartmore High Yield Bond Fund, Gartmore Micro Cap
                Equity Fund, Gartmore Small Cap Growth Fund and
                       Gartmore Value Opportunities Fund

                   Supplement dated September 12, 2005 to the
                       Prospectus dated February 28, 2005

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

1.   Effective August 22, 2005, Jayne Stevlingson became a co-portfolio  manager of the Gartmore Small Cap Growth Fund.  Accordingly,  the paragraph on page
     26 of the prospectus under Section 3 Fund  Management,  "Gartmore Small Cap
     Growth  Fund" is revised to reflect that Jayne  Stevlingson  and Gil Knight now co-manage the Fund.  The following  information  is added as the second paragraph under "Small Cap Growth Fund" on page 26 of the prospectus.

     Jayne  Stevlingson,  CFA,  Vice  President  and Senior  Portfolio  Manager,
     assumed  portfolio  co-management  responsibilities  for the Fund in August
     2005. Ms.  Stevlingson has managed  traditional  and  alternative  funds at major asset management firms since 1992. From 1999 to 2003, Ms. Stevlingson was a vice president and senior portfolio manager at OppenheimerFunds, Inc.
     Prior  to  joining  Gartmore  Global  Investments,   she  was  a  principal
     responsible  for  managing a hedge fund of small- and  mid-cap  equities at
     Altura Asset Management, LLC.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.